Exhibit 10.21


               EIGHTH AMENDMENT TO CREDIT AGREEMENT


     ESCALADE, INCORPORATED, an Indiana corporation (the "Company") and BANK ONE, INDIANAPOLIS, NATIONAL ASSOCIATION, a national banking association (the "Bank"), being parties to that certain Credit Agreement dated June 5, 1990, as amended (collectively, the "Agreement"), hereby agree to further amend the Agreement by this Eights Amendment to Credit Agreement (this "Eighth Amendment"), on the terms and subject to the conditions set forth as follows:

     1.   DEFINITIONS.
          a. Terms used in this Eighth Amendment with their initial letter capitalized and which are not defined herein shall have the meanings ascribed to them in the Agreement.

          b. Subsection vv. Of Section 1 of the Agreement is amended and restated in its entirety, to read as follows:

          vv. Applicable margin. "Applicable Margin" means that number of percentage points to be taken into account in determining the per annum rate at which interest will accrue on the Loans, determined in accordance with the following table:

                                   Applicable Margin
               Loan           Prime-based Rate    LIBOR-based Rate

          Revolving Loan           0.50           2.00
          Term Loan                0.75           2.50

          and means that number of percentage points to be taken in account in determining the per annum Commission payable with respect to Standby Letters of Credit and in determining the Negotiation Fee and the Sight Draft Fee payable with respect to the Commercial Letters of Credit, determined in accordance with the following table:

             Letter              Applicable Margin
           of Credit    Commission        Negotiation Fee   Sight Draft Fee

            Standby      1.75             N/A               N/A
           Commercial     N/A             .25              .25

          c. The following new subsection is added to Section 1 of the Agreement, reading as follows:

          kkk. Eighth Amendment. "Eighth Amendment" means that agreement entitled "Eighth Amendment to Credit Agreement" dated as of March 1, 1995, entered into by and between the Company and the Bank for the purpose of amending this Agreement.

     2.   AFFIRMATIVE COVENANTS.  SUBSECTION (i), (ii) and (iii) of
Section 5.g of the Agreement are hereby amended and restated in each of their respective entireties, so that hereafter they will read, respectively, as follows:

          (i) Tangible Net Worth. The Company shall maintain its Tangible Net Worth, determined on a consolidated basis, at levels not less than those shown in the following table during the periods indicated:

               Period                   Tangible Net Worth

          at March 25, 1995                     $22,450,000.00
          at March 26, 1995, and until
            October 7, 1995                     $21,500,000.00

          at October 7, 1995, and until
            fiscal year-end 1995                $22,500,000.00

          at fiscal year-end 1995               $25,250,000.00


          (ii) Ratio of Debt to Tangible Net Worth. The Company shall maintain the ratio of its total liabilities to its Tangible Net Worth, all determined on a consolidated basis, at levels not greater than those shown in the following table during the periods indicated:

               Period                             Ratio

          from the dated of the Eighth
            Amendment and until
            October 7, 1995                       2.00 to 1.00

          at October 7, 1995, and until
            fiscal year-end 1995                  2.25 to 1.0

          at fiscal year-end 1995                 2.00 to 1.0


          For purposes of testing compliance with this covenant, the term "liabilities: shall include the present value of all capital lease obligations of the Company, determined as of any date the ratio is to be tested.

          (iii) Debt Service Coverage. For each period of consecutive fiscal periods indicated in the table below, the Company shall maintain a debt service coverage ratio, determined on a consolidated basis, of not less than that indicated opposite such period in the table. For purposes of this covenant, the phrase "debt service coverage ratio" means the ration of (A) the sum of net income plus depreciation, amortization and interest expense, all for which the period for which the ratio is being determined, over (B) the sum of (I) payments made on long-term debt, including capital lease payments made, during the period for which the ratio is being determined, plus (II) interest expense and capital expenditures, all for the period for which such ratio is being determined.

               Period                              Ratio

          for the three fiscal periods
            in calendar year 1995
            ending on March 25, 1995               .75 to 1.0

          for the seven fiscal periods
            in calendar year 1995
            ending on July 15, 1995                .50 to 1.0

          for the ten fiscal periods
            in calendar year 1995
            ending on October 7, 1995              .90 to 1.0

          for the thirteen fiscal periods
            in calendar year 1995
            ending on the Company's 1995
            fiscal year-end                       1.15 to 1.0

     3. NEGATIVE COVENANTS. Section 6.j of the Agreement is amended and restated in its entirety, to read as follows:

          j. Capital Expenditure Limitation. The Company shall not make consolidated capital expenditures in excess of $3,000,000.00 in the aggregate in any fiscal year. For purposes of testing for compliance with this covenant, any expenditure or obligation which is not required, under generally accepted accounting principles, to be recorded in full as an expense in the fiscal period when made or incurred shall be considered a capital expenditure and capital expenditures shall include, without limitation, the present value of all capital lease obligations incurred by the Company, determined as of the date such obligations are incurred.

     4.   WAIVER.   The Bank hereby waives the violations of (a)
Section 5.g(I) of the Agreement (with respect to the failure by the Company to maintain its Tangible Net Worth at levels above the minimum required level), (b) Section 5.g(ii) of the Agreement (with respect to the failure by the Company to maintain the ratio of its debt to Tangible Net Worth within the permitted level, and (c) 5.g(iii) of the Agreement (with respect to the failure by the Company to maintain compliance with the debt service coverage ratio), which violations occurred prior to the date of this Eighth Amendment, but strict compliance with these covenants shall be required at all times hereafter. Nothing in this paragraph shall be construed as a waiver of any other term or condition of the Agreement, nor shall be construed as a commitment on the part of the Bank to waive any subsequent violation of the same or any other term or condition set forth in the Agreement, as amended by this Eighth Amendment.

     5. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES/NO EVENT OF DEFAULT. To induce the Bank to enter into this Eighth Amendment, the Company reaffirms, as of the date of the Eighth Amendment, each of the representations and warranties contained in Section 3 of the Agreement, as fully as if restated herein in each of their respective entireties, except that the representations and warranties contained in Section 3.d of the Agreement shall, for the purpose of this Eighth Amendment, be deemed to refer to the latest fiscal year end and interim financial statements of the Company delivered to the Bank. To induce the Bank to enter into this Eighth Amendment, the Company further represents and warrants that, as of the date of the Eighth Amendment, no Event of Default or Unmatured Event of Default has occurred and is continuing.

     6. CONDITIONS PRECEDENT. This Eighth Amendment shall become effective upon receipt by the Bank of the following, contemporaneously with the execution and delivery of this Eighth Amendment, each duly executed, dated and in form and substance satisfactory to the Bank:

          a.   This Eighth Amendment

          b.   Such other documents as the Bank may reasonably request.

     7. PRIOR AGREEMENTS. The Agreement, as amended by this Eighth Amendment, supersedes all previous agreements and commitments made or issued by the Bank with respect to the Loans, the Letters of Credit and all other subjects of the Agreement, as amended by this Eighth Amendment, including, without limitation, the letter dated March 3, 1995, from the Bank to the Company and the letter dated March 20, 1995, from the Bank to the Company, and accepted by the Company on March 20, 1995, and any oral or written proposals or commitments made or issued by the Bank.

     8. REAFFIRMATION. Except as expressly amended by this Eighth Amendment, all of the terms and conditions of the Agreement and each of the Loan Documents remain in full force and effect.

     IN WITNESS WHEREOF, the Company and the Bank, by their duly authorized officers, have executed and delivered this Eighth Amendment to Credit Agreement on March, 30, 1995, but with effect as of March 1, 1995.


                                   ESCALADE, INCORPORATED



                                   By: John R. Wilson
                                       Vice President & CFO



                                   BANK ONE, INDIANAPOLIS
                                     NATIONAL ASSOCIATION


                                   By: D. Kelly Queisser
                                       Vice President






































               NINTH AMENDMENT TO CREDIT AGREEMENT


     ESCALADE, INCORPORATED, and Indiana corporation (the "Company"), and BANK ONE, INDIANAPOLIS, NATIONAL ASSOCIATION, a national banking association (the "Bank"), being parties to that certain Credit Agreement dated June 5, 1990 (as amended, the "Agreement"), hereby agree to further amend the Agreement by this Ninth Amendment to Credit Agreement (this "Ninth Amendment"), on the terms and subject to the conditions set forth as follows:

     1.   DEFINITIONS.

          a. Terms used in this Ninth Amendment with their initial letter capitalized and which are not defined herein shall have the meanings ascribed to them in the Agreement.

          b. Subsection vv. Of Section 1 of the Agreement is amended and restated in its entirety, to read as follows:

          vv. Applicable Margin. "Applicable Margin" means that number of percentage points to be taken into account in determining the per annum rate at which interest will accrue on the Loans, determined by reference to the ratio of the Company's total liabilities to its Tangible Net Worth, all determined on a consolidated basis, in accordance with the following table:


          Ratio of Total Liabilities         Applicable Margin
            To Tangible Net Worth        Prime-based Rate   LIBOR-based rate

          Greater than or equal
            to 1.75:1.0
               - Revolving Loan               .50           2.00
               - Term Loan                    .75           2.50

          Less than 1.75:1.0, but
            greater than or equal
            to 1.50:1.0
               - Revolving Loan              0.00           1.50
               - Term Loan                    .25           2.00

          Less than 1.50:1.0, but
            greater than or equal
            to 1.00:1.0
               - Revolving Loan              0.00           1.25
               - Term Loan                    .25           1.75

          Less than 1.00:1.0
               - Revolving Loan              0.00           1.00
               - Term Loan                   0.00           1.50

          and means that number of percentage points to be taken in account in determining the per annum Commission payable with respect to Standby Letters of Credit and in determining the Negotiation Fee and the Sight Draft Fee payable with respect to the Commercial Letters of Credit, determined by reference to the ratio of the Company's total liabilities to its Tangible Net Worth, all determined on a consolidated basis, in accordance with the following table:

            Ratio of Total
            Liabilities to                   Applicable Margin
          Tangible Net Worth      Commission  Negotiation Fee  Sight Draft Fee
          Greater than or
            equal to 1.75:1.0
            - Standby               1.75         N/A                N/A
            - Commercial            N/A         .375               .375

          Less than 1.75:1.0,
            but greater than
            or equal to 1.50:1.0
            - Standby               1.25         N/A                N/A
            - Commercial            N/A         .25                .25

          Less than 1.50:1.0,
            but greater than
            or equal to 1.00:1.0
            - Standby               1.125        N/A               N/A
            - Commercial            N/A         .1875             .1875

          Less than 1.00:1.0
            - Standby               1.00         N/A               N/A
            - Commercial            N/A         .1875             .1875

          The Applicable Margin shall be determined initially on the basis of the ratio of the Company's total liabilities to Tangible Net Worth of greater than or equal to 1.75 to 1.0. Thereafter, the Applicable Margin shall be determined on the basis of the financial statements of the Company for each fiscal year furnished to the Bank pursuant to the requirement of
Section 5.b(I), with effect on the first interest payment date on the Loans which follows receipt by the Bank of such financial statements. Interest will accrue and be payable on the Loans, including, without limitation, those portions of the Loans on which interest is accruing at a Prime-based Rate or at a LIBOR-based Rate, beginning on the first interest payment date following receipt by the Bank of such financial statements, based on the Applicable Margin determined from such financial statements. On the first interest payment date which follows receipt of such financial statements, the amount of Commission which was previously paid by the Company on account of each Standby Letter of Credit shall be adjusted for the remaining term for which such Standby Letter of Credit was issued, based on the Applicable Margin determined from such financial statements, with any overpayment of Commission for such remaining period being credited against the interest payment then due or any deficiency then being due and payable by the Company to the Bank. With respect to any Commercial Letters of Credit which are outstanding, on the first interest payment date which follows the Bank's receipt of such financial statements, no adjustment shall be made with respect to Negotiation Fees which have been previously paid by the Company to the Bank, but the amount of the Sight Draft Fees shall be redetermined on the basis of the Applicable Margin determined from such financial statements. For the avoidance of doubt, it is noted that the provisions set forth in this definition are not intended to and shall not be construed as authorizing any violation by the Company of Section 5.g(ii) or of waiving or of the making of any commitment on the part of the Bank to waive any violation by the Company of Section 5.g(ii), notwithstanding the fact that this definition includes provision for an Applicable Margin which would violate the maximum levels of the total liabilities to Tangible Net Worth ratio permitted by Section 5.g(ii).

          c. The following new subsection is added to Section 1 of the Agreement, reading as follows:

          111. Ninth Amendment. "Ninth Amendment" means that agreement entitled "Ninth Amendment to Credit Agreement" dated as of May 31, 1995, entered into by and between the Company and the Bank for the purpose of amending this Agreement.

     2.   REVOLVING LOAN.

          a. On the terms and subject to the conditions set forth in this Ninth Amendment, including, without limitations, the execution and delivery by the Company to the Bank of the Revolving Note in the form of Exhibit "A" attached to the Ninth Amendment, the Bank is willing to renew and extend the Revolving Loan Maturity Date of May 31, 1996. This renewal and extension of the Revolving Loan Maturity Date is made pursuant to
Section 2.a(iv) of the Agreement.

          b. Subsection (I) of Section 2.a of the Agreement is amended and restated in its entirety, so that hereafter it will read as follows:

               (I) The Commitment -- Use of Proceeds. From the date of the Ninth Amendment and until the Revolving Loan Maturity Date, the Bank agrees to make Advances (Collectively, the "Revolving Loan") under a revolving line of credit from time to time to the Company in amounts not exceeding Twenty Eight Million and No/100 Dollars ($28,000,000.00) (the "Commitment") in the aggregate at any time outstanding, provided that all conditions of lending stated in Section 7 of this Agreement as being applicable to the Revolving Loan have been fulfilled at the time of each Advance. Proceeds of the Revolving Loan may be used by the Company only to fund its working capital requirements.

          c. The first sentence of Section 2.a(ii) of the Agreement is amended and restated in its entirety, to read as follows:

               (ii) The obligation of the Company to repay the Revolving Loan shall be evidenced by a promissory note (the "Revolving Note") of the Company in the form of Exhibit "A" attached to the Ninth Amendment.

     3. THE LETTERS OF CREDIT. Section 2.b of the Agreement is amended and restated in its entirety, so that hereafter it will read as follows:

          b. The Letters of Credit. Provided that no Event of Default or Unmatured Event of Default has occurred and is continuing, the Bank shall from time to time prior to May 31, 1996, upon application by the Company or any Subsidiary, issue commercial letters of credit (each a "Commercial Letter of Credit") and standby letters of credit (each a "Standby Letter of Credit") (all of such Commercial Letters of Credit and Standby Letter of Credit being referred to herein as the "Letters of Credit") for the account of the Company or any Subsidiary. Commercial Letters of Credit will be issued for the purpose of facilitating foreign trade transactions entered into by the Company or any Subsidiary in the ordinary course of its business. Standby Letters of Credit will be issued for the purpose of supporting any transaction by the Company or any Subsidiary in the ordinary course of its business. It shall be a condition precedent to the Bank's obligation to issue any Letter of Credit for the account of the Company or any Subsidiary that the account party (whether the Company or any Subsidiary) execute and deliver to the Bank, the Bank's standard form, then in use, of application for commercial letter of credit (an "Application for Commercial Letter of Credit") or of application for standby letter of credit, (an "Application for Standby Letter of Credit"), as the case may be. All obligations undertaken by any Subsidiary pursuant to an application for Letter of Credit, including without limitation, the obligation to immediately reimburse the Bank for all draws made under the Letter of Credit, together with interest, all as further provided in the application for Letter of Credit, together with interest, all as further provided in the application for Letter of Credit, will be supported by the unconditional guaranty of prompt payment of the Company and each other Subsidiary. All obligations undertaken by the Company pursuant to an application for a Letter of Credit, including without limitation, the obligation to immediately reimburse the Bank for all draws made under the Letter of Credit, together with interest, will be supported by the unconditional guaranty of prompt payment of each Subsidiary. Each such guaranty shall be evidenced by a Guaranty Agreement (each a "Letter of Credit Guaranty Agreement") in the form of Exhibit "D" attached to the Second Amendment. The aggregate amount of all Letters of Credit issued pursuant to the provisions of this Agreement outstanding at any time shall not exceed $4,000,000.00 and the Bank has no obligation to issue any Letter of Credit having an expiry date beyond May 31, 1996, but may do so from time to time in its sole discretion. The issuance of each Commercial Letter of Credit shall be subject to the payment by the applicant (the "Account Party") to the Bank of a fee (a "Negotiation Fee") which shall be equal to the Applicable Margin multiplied times the amount thereof, which Negotiation Fee shall be due and payable within ten (10) days following the issue of any Commercial Letter of Credit. Upon presentation of each draft drawn under a Commercial Letter of Credit to the Bank by the beneficiary thereof, the Account Party shall also pay the Bank a fee (a "Sight Draft Fee") , which shall be an amount equal to the Applicable Margin (determined at the time of such presentation) multiplied times the amount drawn of such Commercial Letter of Credit. The issuance and each renewal of each Standby Letter of Credit shall be subject to the payment by the Account Party to the Bank of a fee (a "Commission"), which shall be equal to the applicable Margin per annum (calculated on the basis that an entire year's Commission is earned in 360 days) multiplied times the amount thereof, which Commission shall be due and payable within ten (10) days following the issuance or renewal of any Standby Letter of Credit. On the date of the Ninth Amendment, the Company shall pay to the Bank an amount with respect to each Letter of Credit which is outstanding as of the date of this Ninth Amendment, an amount equal to the difference, for each Standby Letter of Credit, between the amount of Commission which would have been payable if such Letter of Credit would have been reissued by the Bank for the balance of the term of such Letter of Credit, and the pro rata amount of the Commission actually paid by the Company with respect to such Letter of Credit for the balance of the term of such Letter of Credit, and for each Commercial Letter of Credit, between the Negotiation Fee which would be payable on such Letter of Credit if it would have been reissued by the Bank on the date of The Ninth Amendment, minus the Negotiation Fee actually paid by the Company with respect to such Letter of Credit, multiplied times a fraction, the numerator of which is the number of days from the date of the Ninth Amendment to the expiry date of such Letter of Credit and the denominator Of which is the number of days from the later of the date of issuance or the most recent renewal of such Letter of Credit to the expiry date of such Commercial Letter of Credit.

     4.   AFFIRMATIVE COVENANTS.

          a. Section 5.b of the Agreement is hereby amended by adding a new subsection to the end thereof, reading as follows:

               (viii) Additional Monthly Reports. Contemporaneously with the furnishing of each set of financial statements provided for in
Section 5.b(ii) and at such other times as the Bank may request, the Company shall provide the Bank with a monthly operations report of those business units of Escalade Sports - Evansville Operations, commonly known as "Game Parlor," "Fitness and Basketball" and "Archery," comparing actual results of operations of such business unit to the operations report for the prior year and to the budget for the current year, together with a monthly closed-out inventory report by product lines with respect to the Company's slow-moving inventory, and copies of the quarterly management reports from the business unit managers of the Company to the Board of Directors of the Company. Such reports shall be in form and substance satisfactory to the Bank, and shall contain such detail as may be satisfactory to the Bank.

          b. Section 5.g of the Agreement is amended and restated in its entirety, so that hereafter it will read as follows:

          g. Financial Covenants. The Company shall observe the following financial covenants:

               (I) Tangible Net Worth. The Company shall maintain its Tangible Net Worth, determined on a consolidated basis, at levels not less than those shown in the following table during the periods indicated:

            Period                           Tangible Net Worth

          from the date of the Ninth
            Amendment and until
            October 7, 1995                       $21,500,000.00

          at October 7, 1995, and until
            fiscal year-end 1995                  $22,500,000.00

          at fiscal year-end 1995                 $25,250,000.00

          at January 1, 1996, and through
            the last day of the third fiscal
            month in fiscal year 1996             $25,000,000.00

          at the first day of the fourth
            fiscal month in fiscal year
            1996, and until the last day of
            the sixth fiscal month in fiscal
            year 1996                             $24,750,000.00

          at the last day of the sixth fiscal
            period in fiscal year 1996, and
            at all times thereafter               $28,500,000.00

     (ii) Ratio of Debt to Tangible Net Worth. The Company shall maintain the ratio of its total liabilities to its Tangible Net Worth, all determined on a consolidated basis, at levels not greater than those shown in the following table during the periods indicated:

               Period                               Ratio

          from the date of the Ninth
            Amendment and until
            October 7, 1995                       2.00 to 1.00

          at October 7, 1995, and until
            fiscal year-end, 1995                 2.25 to 1.0

          at fiscal year-end 1995,
            and all times thereafter              2.00 to 1.0

          For purposes of testing compliance with this covenant, the term "liabilities: shall include the present value of all capital lease obligations of the Company, determined as of any date the ratio is to be tested.

     (iii) Debt Service Coverage. For each period of consecutive fiscal periods indicated in the table below, the Company shall maintain a debt service coverage ratio, determined on a consolidated basis, of not less than that indicated opposite such period in the table. For purposes of this covenant, the phrase "debt service coverage ratio" means the ratio of
(A) the sum of net income after taxes, plus depreciation, amortization and interest expense, all for which the period for which the ratio is being determined, over (B) the sum of (I) payments on long-term debt, including capital lease payments, made during the period for which the ratio is being determined, plus (II) interest expense and capital expenditures which were not financed, all for the period for which such ratio is being determined.

          Period                                 Ratio

     for the seven fiscal periods
       in calendar year 1995
       ending on July 15, 1995                .50 to 1.0

     for the ten fiscal periods
       in calendar year 1995
       ending on October 7, 1995              .90 to 1.0

     for the thirteen fiscal periods
       in calendar year 1995
       ending on the Company's 1995
       fiscal year-end, and for each period
       of four consecutive fiscal quarters
       ending at any time thereafter         1.15 to 1.0

     c. For the avoidance of doubt it is noted that the annual cleanup requirement with respect to Advances outstanding under the Revolving Loan, which was contained in Section 5.g(iv) of the Agreement prior to the execution of the Ninth Amendment has been deleted in its entirety.

     5. NEGATIVE COVENANTS. Section 6.a of the Agreement is amended and restated in its entirety, so that hereafter it will read as follows:

          a. Restrictive Payments. The Company shall not purchase or redeem any shares of the capital stock of the Company or declare or pay any dividends thereon except for dividends payable entirely in capital stock. The Company shall not make any other distributions to shareholders as shareholders, or set aside any funds for any such purpose, or prepay, purchase or redeem any subordinated indebtedness to the Company.

     6.   WAIVER.  The Bank hereby waives the violations of Section
5.g(iv) of the Agreement as it existed prior to the execution of this Ninth Amendment (with respect to the failure by the Company to observe the annual clean-up requirement with respect to the Revolving Loan), which violations occurred prior to the date of this Ninth Amendment. Strict compliance with all of the terms and conditions set forth in the Agreement shall be required at all times hereafter. Nothing in this paragraph shall be construed as a waiver of any of the terms or conditions of the Agreement or shall be construed as a commitment on the part of the Bank to waive any subsequent violations of the same or any other term or condition set forth in the Agreement, as amended by this Ninth Amendment.

     7. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES/NO EVENT OF DEFAULT. To induce the Bank to enter into this Ninth Amendment, the Company reaffirms, as of the date of the Ninth Amendment, each of the representations and warranties contained in Section 3 of the Agreement, as fully as if restated herein in each of their respective entireties, except that the representations and warranties contained in Section 3.d of the Agreement shall, for the purpose of this Ninth Amendment, be deemed to refer to the latest fiscal year-end and interim financial statements of the Company delivered to the Bank. To induce the Bank to enter into this Ninth Amendment, the Company further represents and warrants that, as of the date of this Ninth Amendment, no Event of Default or Unmatured Event of Default has occurred and is continuing.

     8. CONDITIONS PRECEDENT. This Ninth Amendment shall become effective upon:

          a. Receipt by the Bank of the following, contemporaneously with the execution and delivery of this Ninth Amendment, each duly executed, dated and in form and substance satisfactory to the Bank:

               (I)       This Ninth Amendment.

               (ii) The Revolving Note.

               (iii) Certified copy of the Resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance, respectively, of this Ninth Amendment and the other Loan Documents provided for in this Ninth Amendment to which the Company is a party.

               (iv) Certificate of the Secretary of the Company, certifying the names of the officer or officers authorized to sign this Ninth Amendment and the other Loan Documents provided for in this Ninth Amendment to which the Company is a party, together with a sample of the true signature of each such officer.

               (v) Sixth Amendment to Credit Agreement, with respect to the Credit Agreement dated June 4, 1990, between the Bank and Martin Yale Industries, Inc.

               (vi) Such other documents as the Bank may reasonably request.

          b. Payment to the Bank of accrued interest through the date of this Ninth Amendment on the Revolving Loan, together with payment of the facility fee which is due and payable by the Company to the Bank pursuant to Section 2.a(vi) of the Agreement, and payment with respect to the outstanding Letters of Credit as provided in Section 2.b.

     9.   PRIOR AGREEMENTS.   The Agreement, as amended by this Ninth
Amendment, supersedes all previous agreements and commitments made or issued by the Bank with respect to the Loans, the Letters of Credit and all other subjects of the Agreement, as amended by this Ninth Amendment, including, without limitation, the letter dated March 3, 1995, from the Bank to the Company and the letter dated March 20, 1995, from the Bank to the Company, and accepted by the Company on March 20, 1995, and any oral or written proposals or commitments made or issued by the Bank.

     10. REAFFIRMATION. Except as expressly amended by this Ninth Amendment, all of the terms and conditions of the Agreement and each of the Loan Documents remain in full force and effect.

     Executed on June 2, 1995, but with effect as of May 31, 1995.


                                   ESCALADE, INCORPORATED



                                   By:  Robert E. Griffin
                                        Chairman and CEO


                                   BANK ONE, INDIANAPOLIS
                                     NATIONAL ASSOCIATION



                                   By:  D. Kelly Queisser
                                        Vice President






               TENTH AMENDMENT TO CREDIT AGREEMENT


     ESCALADE, INCORPORATED, an Indiana corporation (the "Company") and BANK ONE, INDIANAPOLIS, NATIONAL ASSOCIATION, a national banking association (the "Bank"), being parties to that certain Credit Agreement dated June 5, 1990 (as amended, the "Agreement"), hereby agree to further amend the agreement by this Tenth Amendment to Credit Agreement (this "Tenth Amendment"), on the terms and subject to the conditions set forth as follows:

     1.   DEFINITIONS.

          a. Terms used in this Tenth Amendment with their initial letter capitalized and which are not defined herein shall have the meanings ascribed to them in the Agreement.

          b. The following new subsection is added to Section 1 of the Agreement, reading as follows:

          mmm. Tenth Amendment. "Tenth Amendment" means that agreement entitled "Tenth Amendment to Credit Agreement" dated as of July 15, 1995, entered into by and between the Company and the Bank for the purpose of amending this Agreement.

     2. AFFIRMATIVE COVENANTS. Sections 5.g(I) and 5.g(iii) of the Agreement are amended and restated in their entireties, so that hereafter they will read as follows:

          (I) Tangible Net Worth. The Company shall maintain its Tangible Net Worth, determined on a consolidated basis, at levels not less than those shown in the following table during the periods indicated:

                 Period                               Tangible Net Worth

               from the date of the Tenth
                 Amendment and until
                 October 7, 1995                       $21,100,000.00

               at October 7, 1995, and until
                 fiscal year-end 1995                  $21,500,000.00

               at fiscal year-end 1995                 $24,000,000.00

               at January 1, 1996, and through
                 the last day of the third fiscal
                 month in fiscal year 1996             $23,500,000.00

               at the first day of the fourth
                 fiscal month in fiscal year
                 1996, and until the last day of
                 the seventh fiscal month in fiscal
                 year 1996                             $23,250,000.00

               at the last day of the seventh fiscal
                 period in fiscal year 1996, and
                 at all times thereafter               $28,500,000.00

          (iii) Debt Service Coverage. For each period of consecutive fiscal periods indicated in the table below, the Company shall maintian a debt service coverage ratio, determined on a consolidated basis, of not less than that indicated opposite such period in the table. For purposes of this covenant, the phrase "debt service coverage ratio" means the ratio of (A) the sum of net income after taxes, plus depreciation, amortization and interest expense, all computed for the period for which the ratio is being determined, over (B) the sum of (I) payments on long-term debt, including capital lease payments, amde during the period for which the ratio is being determined, plus (II) interest expense and capital expenditures which were not financed, all for the period for which such ratio is being determined.

            Period                                   Ratio

          for the ten fiscal periods
            in calendar year 1995
            ending on October 7, 1995              .60 to 1.0

          for the thirteen fiscal periods
            in calendar year 1995
            ending on the Company's 1995
            fiscal year-end                       1.05 to 1.0

          for each period of four consecutive
            fiscal quarters ending at any
            time thereafter                       1.15 to 1.0

     3.   WAIVER.  The Bank hereby waives the violations of Section
5.g(i) of the Agreement (with respect to the failure by the Company to observe the minimum Tangible Net Worht required), which voilations occurred prior to the date of this Tenth Amendment. Strict compliance with this covenant and all of the other terms and conditions set forth in the Agreement shall be required at all times hereafter. Nothing in this paragraph shall be construed as a waiver of any other term or condition of the Agreement nor shall be construed as a commitment on the part of the Bank to waive any subsequent violation of the same or any other term or condition set forth in the Agreement, as amended by this Tenth Amendment.

     4. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES/NO EVENT OF DEFAULT. To induce the Bank to enter into this Tenth Amendment, the Company reaffirms, as of the date of the Tenth Amendment, each of the representations and warranties contained in Section 3 of the Agreement, as fully as if restated herein in each of their respective entireties, except that the representations and warrantiees contained in Section 3.d of the Agreement shall, for the purpose of this Tenth Amendment, be deemed to refer to the latest fiscal year-end and interim financial statements of the Company delivered to the Bank. To induce the Bank to enter into this Tenth Amendment, the Company further represents and warrants that, as of the date of this Tenth Amendment, no Event of Default or Unmatured Event of Default has occurred and is continuing.

     5. PRIOR AGREEMENTS. The Agreement, as amended by this Tenth Amendment, supersedes all previous agreements and commitments made or issued by the Bank with respect to the Loans, the Letter of Credit and all other subjects of the Agreement, as amended by this Tenth Amendment, including, without limitation, the letter dated August 3, 1995, sent by the Bank of the Company, and any oral or written proposals or commitments made or issued by the Bank.

     6. REAFFIRMATION. Except as expressly amended by this Tenth Amendment, all of the terms and conditions of the Agreement and each of the Loan Documents remain in full force and effect.

     Executed on August 21, 1995, but with effect as of July 15, 1995.


                                   ESCALADE, INCORPORATED



                                   By: John R. Wilson
                                       Vice President & CFO


                                   BANK ONE, INDIANAPOLIS
                                     NATIONAL ASSOCIATION



                                   By: D. Kelly Queisser
                                       Vice President